MUNIVEST
                                                                FLORIDA FUND

                               [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Annual Report
                                                                October 31, 1998

                              MUNIVEST FLORIDA FUND

The Benefits and Risks of Leveraging

MuniVest Florida Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Share holders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

                                         MuniVest Florida Fund, October 31, 1998

DEAR SHAREHOLDER

For the year ended October 31, 1998, the Common Shares of MuniVest Florida Fund earned $0.763 per share income dividends, which included earned and unpaid dividends of $0.066. This represents a net annualized yield of 5.38%, based on a month-end net asset value of $14.20 per share. Over the same period, the total investment return on the Fund's Common Shares was +8.16%, based on a change in per share net asset value from $13.87 to $14.20, and assuming reinvestment of $0.762 per share income dividends.

For the six months ended October 31, 1998, the total investment return on the Fund's Common Shares was +5.96%, based on a change in per share net asset value from $13.77 to $14.20, and assuming reinvestment of $0.378 per share income dividends.

For the six-month period ended October 31, 1998, the Fund's Auction Market Preferred Shares had an average yield of 3.15%.

The Municipal Market Environment

During the six months ended October 31, 1998, long-term bond yields declined significantly. The near absence of any inflationary pressures in the United States continued to support historic low interest rates. Additionally, foreign economic factors have continued to outweigh US domestic fundamentals, as they have for much of 1998. The economic crisis that began in Asia over a year ago has spread both to Russia and South America. However, economic factors in these countries have begun to negatively impact US growth. For example, employment in the US manufacturing sector declined in recent months as a result of reduced demand for export goods. Concern that the modest decline in US economic growth seen thus far would spread and intensify led the Federal Reserve Board to lower short-term interest rates in late September, in mid-October and in mid-November. These actions were taken to offset the drag of foreign economies on future US growth.

US Treasury bond yields continued to benefit from a strong "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp equity market correction, which began at the end of August, triggered a further flight into US Treasury securities. Long-term US Treasury bond yields fell over 90 basis points (0.90%) to approximately 5% by the end of September. This is the lowest level since the US Treasury reintroduced 30-year maturity bond auctions in 1977.

By early October, worldwide investor confidence began to rise, reducing the demand for the safety and liquidity of US Treasury securities. Investor confidence was restored by the belief that major world governments, as well as the International Monetary Fund, would take the necessary action to support weak domestic economies in Asia and Latin America. Additionally, rapid recovery in US and world equity markets caused some investors to reallocate funds from US debt instruments back to various world equity markets. US Treasury security yields rose for the remainder of the month to end October at 5.15%. During the six-month period ended October 31, 1998, long-term Treasury security yields declined approximately 80 basis points.

During the past 12 months, the tax-exempt bond market has contended with significant new-issue supply pressures. Over the past year, more than $277 billion in new long-term tax-exempt bonds were underwritten, an increase of almost 30% compared to the same period a year ago. During the most recent six-month period, approximately $140 billion in new long-term municipal bonds were underwritten, representing an increase of more than 15% over the same six-month period last year. This increased supply, coupled with the high returns the US equity market generated for much of 1998, was one of the major reasons municipal bond yields declined less than their taxable counterparts during the period.

The continued increase in new bond issuance has required ever-lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond financings. Consequently, the pace of new bond issuance has slowed in recent months. In fact, the trend may be reversing. During the three months ended October 31, 1998, just over $60 billion in new long-term municipal bonds were underwritten, a decline of 4% compared to the same quarter a year ago. During the month of October, there were less than $20 billion in new municipal bond securities issued, a decline of over 10% compared to October 1997. We will monitor this trend closely in the coming months to determine if the supply pressures exerted thus far in 1998 are abating and fostering a more balanced supply/demand environment.

Throughout the six-month period ended October 31, 1998, municipal bond yields followed a pattern that was similar to US Treasury securities, although the yield declines were more muted. As measured by the unmanaged Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt revenue bond yields declined over 40 basis points to 5.09% by the end of September, their lowest level since the early 1970s. Municipal bond yields rose during October to end the period at 5.24%. Over the past six months, long-term tax-exempt bond yields declined almost 30 basis points.

Although municipal bond yields declined during the six-month period, recent supply pressures and the absence of the safe haven status enjoyed by US securities caused municipal bond yields to rise relative to US Treasury bond yields. At October 31, 1998, long-term tax-exempt bond yield spreads were attractive relative to US Treasury securities of comparable maturities (over 100%), well in excess of their historic range of 85%-88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Historically, yield spreads have been wider than these levels when there have been potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds.

Currently, municipal bond investors find themselves in a unique investment environment. Previous opportunities to purchase tax-exempt bonds with yields exceeding that of comparable US Treasury issues have been limited to relatively brief episodes and then further limited to a few municipal credits undergoing specific financial pressures. At present, almost the entire municipal bond universe, across nearly all maturity and credit sectors, can be purchased at yields greater than their taxable counterparts. However, the current opportunity may quickly disappear should tax-exempt bond supply pressures diminish or the safe-haven status of US Treasury securities become less desirable. Under these conditions, municipal bond ratios should quickly revert to more normal historic per centages, certainly well below their presently attractive levels.

Portfolio Strategy

During the six-month period ended October 31, 1998, we maintained our constructive investment strategy. The Asian equity market turmoil created an increase in demand for US Treasury securities, sending both taxable and tax-exempt bond yields lower. We believed a continuation of equity market declines would have a negative impact on economic growth, further constraining global inflation and allowing for further declines in long-term interest rates. This proved to be true as the increase in financial market volatility caused a flight to quality into US Treasury bonds, pushing interest rates to historic lows. Our constructive strategy enabled the Fund to fully participate in the bond market rally and realize an attractive total return.

We believe that interest rates are likely to continue to trend lower in the months ahead. Global economic growth appears to be slowing substantially. Central banks throughout the world, including the US Federal Reserve Board, are trying to stimulate economic growth by easing monetary policy. However, these actions are likely to have a delayed impact. Consequently, our investment outlook will remain constructive until there are signs that the economy has started responding to the monetary stimulus.

During the six-month period ended October 31, 1998, the yield on the Fund's Auction Market Preferred Shares traded between 2.35% and 4.00%. Leverage continues to benefit the Common Shareholders by significantly augmenting their yield. However, should the spread between short-term and long-term tax-exempt rates narrow, the benefits of leverage will decline and, as a result, reduce the yield to the Fund's Common Shares. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We thank you for your support of MuniVest Florida Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ William R. Bock

William R. Bock
Vice President and Portfolio Manager

December 2, 1998

--------------------------------------------------------------------------------
We are pleased to announce that William R. Bock is responsible for the day-to-day management of MuniVest Florida Fund. Mr. Bock has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1989 as Vice President.
--------------------------------------------------------------------------------


                                     2 & 3

                                         MuniVest Florida Fund, October 31, 1998

PROXY RESULTS

During the six-month period ended October 31, 1998, MuniVest Florida Fund Common Shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 14, 1998. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                                     Shares Voted       Shares Withheld
                                                                                          For             From Voting
-----------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Trustees:         Edward H. Meyer                      5,711,241            97,170
                                                  Jack B. Sunderland                   5,711,241            97,170
                                                  J. Thomas Touchton                   5,711,241            97,170
                                                  Fred G. Weiss                        5,711,241            97,170
                                                  Arthur Zeikel                        5,711,241            97,170

-----------------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted  Shares Voted  Shares Voted
                                                                                    For         Against       Abstain
-----------------------------------------------------------------------------------------------------------------------
2. To select Deloitte & Touche LLP as the Fund's independent auditors.           5,711,075       12,954       91,502
-----------------------------------------------------------------------------------------------------------------------

During the six-month period ended October 31, 1998, MuniVest Florida Fund Preferred Shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 14, 1998. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                                     Shares Voted       Shares Withheld
                                                                                          For             From Voting
-----------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Trustees:         Donald Cecil                           1,342                18
                                                  M. Colyer Crum                         1,342                18
                                                  Edward H. Meyer                        1,342                18
                                                  Jack B. Sunderland                     1,342                18
                                                  J. Thomas Touchton                     1,342                18
                                                  Fred G. Weiss                          1,342                18
                                                  Arthur Zeikel                          1,342                18

-----------------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted  Shares Voted  Shares Voted
                                                                                    For         Against       Abstain
-----------------------------------------------------------------------------------------------------------------------
2. To select Deloitte & Touche LLP as the Fund's independent auditors.             1,361           0             0
-----------------------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                     S&P     Moody's    Face                                                                               Value
STATE              Ratings   Ratings   Amount    Issue                                                                   (Note 1a)
==================================================================================================================================
Alaska--1.6%       A1+       P1        $ 2,000   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Exxon Pipeline
                                                 Co. Project), VRDN, Series C, 3.70% due 12/01/2033 (a)                   $  2,000
==================================================================================================================================
Colorado--2.7%     A1+       VMIG1+      3,350   Moffat County, Colorado, PCR, Refunding (Pacificorp Projects), VRDN,
                                                 3.75% due 5/01/2013 (a)(b)                                                  3,350
==================================================================================================================================
Florida--97.2%     AAA       Aaa         1,000   Bay Medical Center, Florida, Hospital Revenue Bonds (Bay Medical Center
                                                 Project), 5% due 10/01/2027 (b)                                               984
                   AAA       Aaa         5,000   Brevard County, Florida, IDR (NUI Corporation Project), AMT, 6.40% due
                                                 10/01/2024 (b)                                                              5,568
                   AAA       NR*         1,195   Broward County, Florida, HFA, Revenue Bonds, AMT, Series A, 7.35% due
                                                 3/01/2023 (e)(f)                                                            1,261
                   AAA       Aaa         8,200   Citrus County, Florida, PCR, Refunding (Florida Power Corp.--Crystal
                                                 River), Series B, 6.35% due 2/01/2022 (c)                                   8,991
                   AAA       Aaa         1,125   Dade County, Florida, Educational Facilities Authority, Exchangeable
                                                 Revenue Bonds (University of Miami), 7.65% due 4/01/2010 (c)                1,208
                   AA-       Aa3         2,250   Dade County, Florida, IDA, Solid Waste Disposal Revenue Bonds (Florida
                                                 Power & Light Co. Project), AMT, 7.15% due 2/01/2023                        2,436
                   A1+       VMIG1+        200   Dade County, Florida, Water and Sewer System Revenue Bonds, VRDN, 3.05%
                                                 due 10/05/2022 (a)(d)                                                         200
                                                 Escambia County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT (f):
                   AAA       Aaa         3,000     Refunding (Multi-County Program), 7% due 4/01/2028 (e)                    3,312
                   NR*       Aaa         2,075     Series A, 7.40% due 10/01/2023                                            2,185
                   BBB       Baa1        4,045   Escambia County, Florida, PCR (Champion International Corporation
                                                 Project), AMT, 6.90% due 8/01/2022                                          4,444
                   NR*       Aaa         1,355   Florida HFA, Home Ownership Revenue Bonds, AMT, Series G-1, 7.90% due
                                                 3/01/2022 (f)                                                               1,428
                   AAA       Aaa         1,155   Florida Ports Financing Commission Revenue Bonds (State Transportation
                                                 Trust Fund), AMT, 5.375% due 6/01/2027 (c)                                  1,178
                   AAA       Aaa         5,000   Florida State Board of Education, Public Education Revenue Bonds
                                                 (Capital Outlay), Series B, 4.50% due 6/01/2028 (c)                         4,623
                   AAA       Aaa         2,075   Florida State Department of General Services, Division of Facilities
                                                 Management Revenue Bonds (Florida Facilities Pool), Series B, 4.50%
                                                 due 9/01/2023 (i)                                                           1,931
                   AAA       Aaa         4,700   Florida State Mid-Bay Bridge Authority, Crossover Revenue Refunding
                                                 Bonds, Series A, 5.95% due 10/01/2022 (b)                                   5,150
                   AAA       Aaa         2,775   Florida State Turnpike Authority, Turnpike Revenue Bonds (Department of
                                                 Transportation), Series B, 5% due 7/01/2016 (c)                             2,809
                   AAA       Aaa         5,000   Fort Myers, Florida, Improvement Revenue Refunding Bonds, Series A, 5%
                                                 due 12/01/2022 (b)                                                          4,986
                   AA        Aa3         1,900   Gainesville, Florida, Utilities System Revenue Bonds, Series A, 6.50%
                                                 due 10/01/2002 (h)                                                          2,127
                   A         A3          5,400   Hillsborough County, Florida, Capital Improvement Revenue Bonds (County
                                                 Center Project), Second Series, 6.75% due 7/01/2002 (h)                     6,053
                   AAA       Aaa         2,000   Hillsborough County, Florida, Utility Revenue Refunding Bonds, Series
                                                 B, 6.50% due 8/01/2016 (c)                                                  2,171
==================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniVest Florida Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
DATES     Daily Adjustable Tax-Exempt Securities
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
PCR       Pollution Control Revenue Bonds
S/F       Single-Family
VRDN      Variable Rate Demand Notes


                                     4 & 5

                                         MuniVest Florida Fund, October 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                     S&P     Moody's    Face                                                                               Value
STATE              Ratings   Ratings   Amount    Issue                                                                   (Note 1a)
==================================================================================================================================
Florida            AAA       Aaa       $ 5,065   Jacksonville, Florida, Capital Improvement Revenue Refunding Bonds
(concluded)                                      (Stadium Project), 4.75% due 10/01/2025 (b)                              $  4,857
                   AA        Aa2         4,000   Jacksonville, Florida, Electric Authority Revenue Bonds (Electric
                                                 System), Series 3-A, 5.10% due 10/01/2032                                   3,987
                                                 Jacksonville, Florida, Health Facilities Authority, Hospital Revenue
                                                 Refunding Bonds:
                   NR*       VMIG1+        100     (Genesis Rehabilitation Hospital), VRDN, 3.75% due 5/01/2021 (a)            100
                   AA+       NR*         2,000     (Saint Luke's Hospital Association Project), 7.125% due 11/15/2020        2,190
                   NR*       Baa1          345   Jacksonville, Florida, Health Facilities Authority, IDR (National
                                                 Benevolent Cypress Village), Series A, 6.125% due 12/01/2016                  368
                   NR*       Aaa         3,030   Manatee County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                                 Sub-Series 2, 7.75% due 5/01/2026 (f)                                       3,544
                   A1+       VMIG1+      2,500   Martin County, Florida, PCR, Refunding (Florida Power & Light Co.
                                                 Project), VRDN, 3.70% due 9/01/2024 (a)                                     2,500
                                                 Miami-Dade County, Florida, Special Obligation Revenue Bonds (c):
                   AAA       Aaa         2,000     Refunding, Series A, 5.10%** due 10/01/2015                                 856
                   AAA       Aaa         5,685     Refunding, Series A, 5.461%** due 10/01/2018                              2,025
                   AAA       Aaa         5,000     Series B, 5.66%** due 10/01/2032                                            807
                   BBB+      Baa         2,890   Nassau County, Florida, PCR, Refunding (ITT Rayonier, Inc. Project),
                                                 6.20% due 7/01/2015                                                         3,049
                   AAA       Aaa         1,000   Ocoee, Florida, Revenue Refunding and Improvement Bonds
                                                 (Transportation), 4.50% due 10/01/2028 (c)                                    924
                   AAA       Aaa         1,150   Okaloosa County, Florida, Gas District Revenue Bonds (Gas System),
                                                 Series A, 5.125% due 10/01/2016 (c)                                         1,181
                   AAA       Aaa         5,000   Orlando & Orange County, Florida, Expressway Authority, Revenue
                                                 Refunding Bonds (Junior Lien), 5% due 7/01/2021 (d)                         4,986
                   AAA       Aaa         1,890   Palm Beach County, Florida, Criminal Justice Facilities Revenue Bonds,
                                                 7.20% due 6/01/2015 (d)                                                     2,424
                   AAA       Aaa         2,000   Palm Beach County, Florida, Solid Waste Authority, Revenue Refunding
                                                 Bonds, Series A, 4.60%** due 10/01/2012 (b)                                 1,039
                   AAA       Aaa         2,500   Peace River/Manasota, Florida, Regional Water Supply Authority Revenue
                                                 Bonds (Peace River Option Project), Series A, 5% due 10/01/2028 (c)         2,492
                   A1+       VMIG1+        300   Pinellas County, Florida, Health Facilities Authority, Revenue
                                                 Refunding Bonds (Pooled Hospital Loan Program), DATES, 3.70% due
                                                 12/01/2015 (a)                                                                300
                   AAA       Aaa         1,200   Port Everglades Authority, Florida, Port Improvement Revenue Bonds,
                                                 7.125% due 11/01/2016 (g)                                                   1,508
                   A1+       VMIG1+        100   Saint Lucie County, Florida, PCR, Refunding (Florida Power & Light Co.
                                                 Project), VRDN, 3.30% due 3/01/2027 (a)                                       100
                   AA-       Aa3         1,000   Saint Lucie County, Florida, Solid Waste Disposal Revenue Bonds
                                                 (Florida Power & Light Co. Project), AMT, 6.70% due 5/01/2027               1,091
                   AAA       Aaa         5,000   Sarasota County, Florida, Public Hospital Board, Hospital Revenue
                                                 Refunding Bonds (Sarasota Memorial Hospital), Series B, 5.50% due
                                                 7/01/2028(c)                                                                5,392
                   AAA       Aaa         3,000   Tallahassee, Florida, Energy System Revenue Refunding Bonds, Series A,
                                                 4.75% due 10/01/2026 (i)                                                    2,875
                   AAA       Aaa         6,000   Tampa Bay, Florida, Water Utility System, Revenue Refunding Bonds,
                                                 Series A, 4.75% due 10/01/2027 (d)                                          5,745
                                                 Tampa, Florida, Sports Authority Revenue Bonds:
                   AAA       Aaa         1,500     Refunding (County Interlocal Payments), 5% due 10/01/2028 (b)             1,495
                   AAA       Aaa         2,500     (Sales Tax Payments--Stadium Project), 5.25% due 1/01/2027 (c)            2,559
==================================================================================================================================
Texas--1.8%        A1+       NR*         2,200   Harris County, Texas, Health Facilities Development Corporation,
                                                 Hospital Revenue Bonds (Methodist Hospital), VRDN, 3.70% due
                                                 12/01/2025 (a)                                                              2,200
==================================================================================================================================
Puerto Rico--3.1%  A         Baa1        4,000   Puerto Rico Commonwealth Highway and Transportation Authority,
                                                 Transportation Revenue Bonds, Series A, 5% due 7/01/2038                    3,905
==================================================================================================================================
                   Total Investments (Cost--$127,554)--106.4%                                                              132,894

                   Liabilities in Excess of Other Assets--(6.4%)                                                            (7,945)
                                                                                                                          --------
                   Net Assets--100.0%                                                                                     $124,949
                                                                                                                          ========
==================================================================================================================================

      (a)   The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
      (b)   AMBAC Insured.
      (c)   MBIA Insured.
      (d)   FGIC Insured.
      (e)   FNMA Collateralized.
      (f)   GNMA Collateralized.
      (g)   Escrowed to maturity.
      (h)   Prerefunded.
      (i)   FSA Insured.
      *     Not Rated.
      **    Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
      +     Highest short-term rating by Moody's Investors Service, Inc.
      Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of October 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa..............................................................      70.3%
AA/Aa ...............................................................      13.2
A/A..................................................................       8.0
BBB/Baa..............................................................       6.3
Other+...............................................................       8.6
--------------------------------------------------------------------------------
+ Temporary investments in short-term municipal securities.


                                     6 & 7

                                         MuniVest Florida Fund, October 31, 1998

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                     As of October 31, 1998
==============================================================================================================================
Assets:              Investments, at value (identified cost--$127,553,548) (Note 1a) .............                $132,894,252
                     Cash ........................................................................                      39,957
                     Receivables:
                       Interest ..................................................................  $  1,610,500
                       Securities sold ...........................................................        45,000     1,655,500
                                                                                                    ------------
                     Prepaid expenses and other assets ...........................................                       6,657
                                                                                                                  ------------
                     Total assets ................................................................                 134,596,366
                                                                                                                  ------------
==============================================================================================================================
Liabilities:         Payables:
                       Securities purchased ......................................................     9,485,909
                       Investment adviser (Note 2) ...............................................        55,103
                       Dividends to shareholders (Note 1f) .......................................        46,767     9,587,779
                                                                                                    ------------
                     Accrued expenses and other liabilities ......................................                      59,774
                                                                                                                  ------------
                     Total liabilities ...........................................................                   9,647,553
                                                                                                                  ------------
==============================================================================================================================
Net Assets:          Net assets ..................................................................                $124,948,813
                                                                                                                  ============
==============================================================================================================================
Capital:             Capital Shares (unlimited number of shares of beneficial interest authorized) (Note 4):
                       Preferred Shares, par value $.05 per share (1,600 shares of AMPS* issued
                       and outstanding at $25,000 per share liquidation preference) ..............                $ 40,000,000
                       Common Shares, par value $.10 per share (5,982,149 shares issued and
                       outstanding) ..............................................................  $    598,215
                     Paid-in capital in excess of par ............................................    83,246,930
                     Undistributed investment income--net ........................................       544,924
                     Accumulated realized capital losses on investments--net (Note 5) ............    (4,781,960)
                     Unrealized appreciation on investments--net .................................     5,340,704
                                                                                                    ------------
                     Total--Equivalent to $14.20 net asset value per Common Share (market
                     price--$14.125) .............................................................                  84,948,813
                                                                                                                  ------------
                     Total capital ...............................................................                $124,948,813
                                                                                                                  ============
==============================================================================================================================

      *     Auction Market Preferred Shares.

            See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                     For the Year Ended October 31, 1998
==============================================================================================================================
Investment           Interest and amortization of premium and discount earned ....................                $  6,895,752
Income (Note 1d):
==============================================================================================================================
Expenses:            Investment advisory fees (Note 2) ...........................................  $    618,817
                     Commission fees (Note 4) ....................................................       101,472
                     Professional fees ...........................................................        72,660
                     Accounting services (Note 2) ................................................        39,393
                     Trustees' fees and expenses .................................................        26,147
                     Transfer agent fees .........................................................        24,641
                     Printing and shareholder reports ............................................        20,353
                     Listing fees ................................................................        15,856
                     Custodian fees ..............................................................        10,288
                     Pricing fees ................................................................         7,090
                     Amortization of organization expenses (Note 1e) .............................         2,642
                     Other .......................................................................        12,728
                                                                                                    ------------
                     Total expenses ..............................................................                     952,087
                                                                                                                  ------------
                     Investment income--net ......................................................                   5,943,665
                                                                                                                  ------------
==============================================================================================================================
Realized &           Realized gain on investments--net ...........................................                   3,590,397
Unrealized Gain      Change in unrealized appreciation on investments--net .......................                  (1,665,313)
(Loss) on                                                                                                         ------------
Investments--Net     Net Increase in Net Assets Resulting from Operations ........................                $  7,868,749
(Notes 1b, 1d & 3):                                                                                               ============
==============================================================================================================================

            See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  For the Year Ended October 31,
                                                                                                  ------------------------------
                     Increase (Decrease) in Net Assets:                                                 1998          1997
==============================================================================================================================
Operations:          Investment income--net ......................................................  $  5,943,665  $  6,012,077
                     Realized gain on investments--net ...........................................     3,590,397     1,216,839
                     Change in unrealized appreciation/depreciation on investments--net ..........    (1,665,313)    1,616,148
                                                                                                    ------------  ------------
                     Net increase in net assets resulting from operations ........................     7,868,749     8,845,064
                                                                                                    ------------  ------------
==============================================================================================================================
Dividends to         Investment income--net:
Shareholders           Common Shares .............................................................    (4,560,158)   (4,635,108)
(Note 1f):             Preferred Shares ..........................................................    (1,326,560)   (1,349,984)
                                                                                                    ------------  ------------
                     Net decrease in net assets resulting from dividends to shareholders .........    (5,886,718)   (5,985,092)
                                                                                                    ------------  ------------
==============================================================================================================================
Beneficial Interest  Value of shares issued to Common Shareholders in reinvestment of dividends ..        49,203            --
Transactions                                                                                        ------------  ------------
(Note 4):
==============================================================================================================================
Net Assets:          Total increase in net assets ................................................     2,031,234     2,859,972
                     Beginning of year ...........................................................   122,917,579   120,057,607
                                                                                                    ------------  ------------
                     End of year* ................................................................  $124,948,813  $122,917,579
                                                                                                    ============  ============
==============================================================================================================================
                    *Undistributed investment income--net ........................................  $    544,924  $    487,977
                                                                                                    ============  ============
==============================================================================================================================

            See Notes to Financial Statements.


                                     8 & 9

                                         MuniVest Florida Fund, October 31, 1998

FINANCIAL HIGHLIGHTS

                   The following per share data and ratios have been derived
                   from information provided in the financial statements.                     For the Year Ended October 31,
                                                                                      -------------------------------------------
                   Increase (Decrease) in Net Asset Value:                              1998     1997     1996     1995     1994
=================================================================================================================================
Per Share          Net asset value, beginning of year ..............................  $ 13.87  $ 13.39  $ 13.16  $ 11.82  $ 14.99
Operating                                                                             -------  -------  -------  -------  -------
Performance:       Investment income--net ..........................................      .99     1.01      .99     1.01     1.00
                   Realized and unrealized gain (loss) on investments--net .........      .32      .48      .23     1.34    (3.05)
                                                                                      -------  -------  -------  -------  -------
                   Total from investment operations ................................     1.31     1.49     1.22     2.35    (2.05)
                                                                                      -------  -------  -------  -------  -------
                   Less dividends and distributions to Common Shareholders:
                     Investment income--net ........................................     (.76)    (.78)    (.76)    (.76)    (.84)
                     Realized gain on investments--net .............................       --       --       --       --     (.11)
                                                                                      -------  -------  -------  -------  -------
                   Total dividends and distributions to Common Shareholders ........     (.76)    (.78)    (.76)    (.76)    (.95)
                                                                                      -------  -------  -------  -------  -------
                   Effect of Preferred Share activity:
                     Dividends and distributions to Preferred Shareholders:
                       Investment income--net ......................................     (.22)    (.23)    (.23)    (.25)    (.15)
                       Realized gain on investments--net ...........................       --       --       --       --     (.02)
                                                                                      -------  -------  -------  -------  -------
                   Total effect of Preferred Share activity ........................     (.22)    (.23)    (.23)    (.25)    (.17)
                                                                                      -------  -------  -------  -------  -------
                   Net asset value, end of year ....................................  $ 14.20  $ 13.87  $ 13.39  $ 13.16  $ 11.82
                                                                                      =======  =======  =======  =======  =======
                   Market price per share, end of year .............................  $14.125  $ 13.00  $ 12.75  $ 11.50  $ 10.00
                                                                                      =======  =======  =======  =======  =======
=================================================================================================================================
Total Investment   Based on market price per share .................................    14.78%    8.21%   17.87%   22.93%  (28.20%)
Return:*                                                                              =======  =======  =======  =======  =======
                   Based on net asset value per share ..............................     8.16%    9.93%    8.17%   19.02%  (15.07%)
                                                                                      =======  =======  =======  =======  =======
=================================================================================================================================
Ratios to Average  Expenses, net of reimbursement ..................................      .77%     .78%     .82%     .85%     .75%
Net Assets:**                                                                         =======  =======  =======  =======  =======
                   Expenses ........................................................      .77%     .78%     .82%     .85%     .78%
                                                                                      =======  =======  =======  =======  =======
                   Investment income--net ..........................................     4.80%    4.96%    4.96%    5.38%    4.94%
                                                                                      =======  =======  =======  =======  =======
=================================================================================================================================
Supplemental       Net assets, net of Preferred Shares, end of year (in thousands)..  $84,949  $82,918  $80,058  $78,695  $70,674
Data:                                                                                 =======  =======  =======  =======  =======
                   Preferred Shares outstanding, end of year (in thousands) ........  $40,000  $40,000  $40,000  $40,000  $40,000
                                                                                      =======  =======  =======  =======  =======
                   Portfolio turnover ..............................................    92.75%   89.21%  116.82%   92.54%  100.98%
                                                                                      =======  =======  =======  =======  =======
=================================================================================================================================
Leverage:          Asset coverage per $1,000 .......................................  $ 3,124  $ 3,073  $ 3,001  $ 2,967  $ 2,767
                                                                                      =======  =======  =======  =======  =======
=================================================================================================================================
Dividends          Investment income--net ..........................................  $   829  $   844  $   861  $   940  $   569
Per Share on                                                                          =======  =======  =======  =======  =======
Preferred Shares
Outstanding:+
=================================================================================================================================

      *     Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
      **    Do not reflect the effect of dividends to Preferred Shareholders.
      +     Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.

            See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniVest Florida Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MVS. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to reg-


                                    10 & 11

                                         MuniVest Florida Fund, October 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

ulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1998 were $111,836,787 and $112,260,791, respectively.

Net realized gains for the year ended October 31, 1998 and net unrealized gains as of October 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                    Realized          Unrealized
                                                      Gains             Gains
--------------------------------------------------------------------------------
Long-term investments .........................    $3,590,397         $5,340,704
                                                   ----------         ----------
Total .........................................    $3,590,397         $5,340,704
                                                   ==========         ==========
--------------------------------------------------------------------------------

As of October 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $5,339,077, of which $5,602,595 related to appreciated securities and $263,518 related to depreciated securities. The aggregate cost of investments at October 31, 1998 for Federal income tax purposes was $127,555,175.

4. Beneficial Interest Transactions:

The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of holders of Common Shares.

Common Shares

Shares issued and outstanding during the year ended October 31, 1998 increased by 3,487 as a result of dividend reinvestment and during the year ended October 31, 1997 remained constant.

Preferred Shares

Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1998 was 3.35%.

Shares issued and outstanding during the years ended October 31, 1998 and October 31, 1997 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $73,287 as commissions.

5. Capital Loss Carryforward:

At October 31, 1998, the Fund had a capital loss carryforward of approximately $2,726,000, of which $472,000 expires in 2002 and $2,254,000 expires in 2003.
This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On November 5, 1998, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.065566 per share, payable on November 27, 1998 to shareholders of record as of November 20, 1998.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, MuniVest Florida Fund:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniVest Florida Fund as of October 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniVest Florida Fund as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 4, 1998


                                    12 & 13

                                         MuniVest Florida Fund, October 31, 1998

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniVest Florida Fund during its taxable year ended October 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of Common Shares of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol

MVS


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of MuniVest Florida Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

MuniVest
Florida Fund
Box 9011
Princeton, NJ
08543-9011                                                          #16636-10/98

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